Power of Attorney	September 21, 2020

Each of the undersigned hereby revokes all prior appointments of attorney-in-fact and agent with regards to any amendment to the Registration Statement of Viking Mutual Funds (file no. 333-77993) on Form N-1A, and each hereby constitutes and appoints the following individuals: Shannon D. Radke, Shelly Nahrstedt, and Brent M. Wheeler, and each of them, his attorneys-in-fact and agents, with power of substitution or resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement of Viking Mutual Funds (file no. 333-77993) on Form N-1A, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Each of the undersigned hereby revokes all prior appointments of attorney-in-fact and agent with regards to any amendment to the Registration Statement of The Integrity Funds (file no. 33-53698) on Form N-1A, and each hereby constitutes and appoints the following individuals: Shannon D. Radke, Shelly Nahrstedt, and Brent M. Wheeler, and each of them, his attorneys-in-fact and agents, with power of substitution or resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement of The Integrity Funds (file no. 33-53698) on Form N-1A, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ R. James Maxson

R. James Maxson

Trustee

/s/ Jerry M. Stai

Jerry M. Stai

Trustee

/s/ Wade A. Dokken

Wade A. Dokken

Trustee

/s/ Robert E. Walstad

Robert E. Walstad

Trustee, Chairman of the Board